                                                                  EXHIBIT 10.1.1

                                FIRST AMENDMENT
                                      TO
                   CONTRIBUTION AND STOCK PURCHASE AGREEMENT


     This First Amendment ("First Amendment") to the Contribution and Stock Purchase Agreement, dated November 23, 1999 ("Agreement"), is made and entered into this 20/th/ day of March 2000 by, between and among MADISON RIVER TELEPHONE COMPANY, LLC, a Delaware limited liability company ("WRTC"), COASTAL CONMMUNICATIONS, LLC, a Delaware limited liability company ("CCLLC") (MRTC and CCLLC are collectively referred to as the "Buyers"); DANIEL M. BRYANT, G. ALLAN BRYANT and THE MICHAEL E. BRYANT LIFE TRUST (collectively the "Sellers") and COASTAL UTILITIES, INC. a Georgia corporation (the "Company").

     WHEREAS, the parties have entered into the Agreement, and

     WHEREAS, the parties wish to amend the Agreement to further define certain understandings and obligations of the parties.

     NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Buyers, Sellers, and the Company hereby amend the Agreement as follows:

1. The Agreement is amended by deleting Section 2(e)(v) in its entirety and inserting the following; thereby causing Section 2(e)(v) to read in its entirety as follows:

     "(v)  Reserved."

2.   The Agreement is amended by adding the Mowing Section 8(b)(iv):

     "8(b)(iv). Each of the Sellers agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of any of the Company and its Subsidiaries (x) for any Adverse Consequences or any Liability incurred by the Buyer or the Company relating in any respect to matters which should or would have been made known to or available to Buyer from a review of the minutes of the Company for the calendar years beginning in 1991 and ending in 1995. Matters to be indemnified under this section include, but are not limited to, any obligations, commitments or Liabilities of the Company which should have been included in such minutes, any issuance of securities not disclosed to Buyer, and any potential, pending or threatened litigation or administrative or governmental proceedings; and (y) for any Adverse Consequences or Liabilities relating in any respect to the inaccuracy of the amount of access revenues disclosed by Sellers to Buyer prior to or in connection with closing, whether as an undisclosed liability, an adjustment to the historical financial statements, any retroactive

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adjustment to the Company's regulatory tariffs, or a past failure to comply with any local, state or federal applicable law (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder)."



                     [The Next Page is the Signature Page]
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          IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to the Agreement on the date first written.

                                   BUYERS

                                   MADISON RIVER TELEPHONE
                                   TELEPHONE COMPANY, LLC



                                   By: PAUL H. SUNU
                                      ----------------------------
                                   Its: MANAGING DIRECTOR-CHIEF
                                       ------------------------
                                       FINANCIAL OFFICER
                                       -----------------


Attested by: MATT SPRINGER
            --------------


                                   COASTAL COMMUNICATIONS, INC.



                                   By: PAUL H. SUNU
                                      ------------------------------
                                   Its: CHAIRMAN AND CHIEF EXECUTIVE
                                       -----------------------------
                                       OFFICER
                                       -------


Attested by: MATT SPRINGER
            --------------


                                   SELLERS


                                   DANIEL M. BRYANT


                                   DANIEL M. BRYANT    (SEAL)
                                   --------------------


                                   G. ALLAN BRYANT


                                   G. ALLAN BRYANT      (SEAL)
                                   ---------------------
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                              THE MICHAEL E. BRYANT LIFE TRUST


                              By: G. ALLAN BRYANT
                                  ------------------------
                                  G. Allan Bryant, Trustee

                              By: DANIEL M. BRYANT
                                  ------------------------
                                  Daniel M. Bryant, Trustee

                              By: THOMAS J. RATCLIFFE, JR.
                                  ------------------------
                                  Thomas J. Ratcliffe, Jr., Trustee



                              COASTAL UTILITIES, INC.


                              By: JAMES M. JOHNSON
                                  ----------------------------
                              Its: PRESIDENT
                                   ---------------------------